UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 13, 2010 (Dec. 8, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Our Restated Certificate of Incorporation

At the Annual Meeting of Shareholders of Magellan Petroleum Corporation (the “Company”) held on December 8, 2010 in Orlando, FL (the “2010 Annual Meeting”), the Company’s shareholders voted to approve amendments to the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) to: (a) increase the number of authorized shares of the Company’s common stock by one hundred million shares (100,000,000), from two hundred million shares (200,000,000) to three hundred million shares (300,000,000) (the “Common Stock Amendment”); and (b) to authorize a class of fifty million (50,000,000) shares of preferred stock, having no par value (the “Preferred Stock Amendment”). The Common Stock Amendment and the Preferred Stock Amendments were described in detail as Proposals Nos. 2 and 3 in the Company’s definitive proxy materials previously filed with the Securities and Exchange Commission (“SEC”) on October 26, 2010 (the “2010 Proxy Statement”).

On December 10, 2010, the Company filed a certificate of amendment to its Restated Certificate with the Secretary of State of the State of Delaware implementing the Common Stock Amendment and the Preferred Stock Amendment, which amendments became effective upon the filing thereof with the Secretary of State.

The amendments to the Company’s Restated Certificate are set forth in the Certificate of Amendment attached hereto as Exhibit 3.1, which is hereby incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

As noted above, the Company held its 2010 Annual Meeting on December 8, 2010, in Orlando, FL. The following three Class I directors were elected to the 8-member Board of Directors (the “Board”): (a) Walter McCann, a director since 1983 and a former business school dean and retired University President; (b) Ronald P. Pettirossi, a consultant and former audit partner of Ernst & Young LLP for 31 years; and (c) J. Robinson West, the Chairman and CEO of PFC Energy, Inc., a Washington, D.C. based consulting firm serving the oil and gas industry. Each of these directors will serve a term of office of three years, expiring at the annual meeting of shareholders to be held in 2013.

The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s 2010 Proxy Statement, are as follows:

	For	Withheld	Broker Non-Votes
Election of Directors

Walter McCann	27,336,121	3,306,069	16,066,757
Ronald P. Pettirossi	28,864,586	1,777,604	16,066,757
J. Robinson West	29,620,953	1,021,237	16,066,757

	For	Against	Abstain	Broker Non-Votes

proposed amendment to the Company’s Restated Certificate to increase the number of authorized shares of the Company’s class of common stock from 200,000,000 shares to 300,000,000 shares.	40,786,837	5,638,119	239,985	0

proposed amendment to the Company’s Restated Certificate to authorize a class of 50,000,000 shares of preferred stock.	27,154,754	3,282,663	204,771	16,066,757

proposed amendment to Section 2 of the Company’s 1998 Stock Incentive Plan to increase the authorized shares of common stock reserved for awards under the Plan by 2,000,000 shares, to a total of 7,205,000 shares. (1)	24,444,497	5,005,430	214,495	16,066,757

Ratification of the Appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011.	44,947,257	501,196	1,216,492	0

(1)	As participants in the 1998 Stock Incentive Plan and in accordance with the requirements of the Listing Rules of the Australian Securities Exchange (“ASX”), the votes of the following directors were not counted in calculating the voting results for this proposal: Donald V. Basso, William H. Hastings Walter McCann, Robert J. Mollah, Ronald P. Pettirossi, J. Robinson West and J. Thomas Wilson. The votes of Nikolay V. Bogachev, a director since July 2009, and those of his “associates” were included in the calculation of the voting results since Mr. Bogachev is ineligible to participate in the Plan for a three year period ending on December 8, 2013 pursuant to resolutions adopted by the Board on September 27, 2010. For further information, please see pages 57 to 59 of the Company’s 2010 Proxy Statement filed with the SEC in EDGAR.

Item 8.01	Other Events

Annual Meeting Presentation to Shareholders

At the 2010 Annual Meeting, Mr. Hastings, the Company’s President and Chief Executive Officer, made a slide presentation to shareholders about the Company’s results for the fiscal year ended June 30, 2010, the Company’s planned operations and strategic objectives and plans. A copy of the Company’s Annual Meeting slide presentation was filed on December 8, 2010 as Exhibit 99.1 to a current report on Form 8-K. The Company has also posted a copy of this slide presentation on its corporate website, www.magellanpetroleum.com.

Company Press Release

On December 10, 2010, the Company issued a press release announcing the voting results of shareholders at the 2010 Annual Meeting held on December 8, 2010 in Orlando, FL. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Transition of Board Leadership

Effective December 8, 2010, Walter McCann, who has served as Chairman of the Board since July 1, 2004, retired from the position of Chairman. As previously announced, the Board elected J. Robinson West as the new Chairman of the Board, effective December 8, 2010.

Appointment of Lead Director

Effective December 8, 2010, the Board of Directors elected Walter McCann to serve as the Board’s Lead Director. In this position, Mr. McCann will be responsible for presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; serving as liaison between the Chairman and the independent directors as appropriate; reviewing information and meeting agendas to be sent to the Board; calling meetings of the independent directors, if appropriate; and any other matters that may arise consistent with these responsibilities and effective corporate governance.

The Board also amended the Non-Employee Director Compensation Policy to provide that annual compensation be paid to the Lead Director in the same amount as that currently received by the Chairman under the Policy ($25,000); provided however, if the compensation of the Chairman is increased in the future, the compensation of the Lead Director shall be increased automatically to amount equal to 90% of the annual compensation paid to the Chairman.

Appointment of New Corporate Secretary

On December 8, 2010, the Board appointed Jeffrey G. Tounge, II, as the Company’s new corporate Secretary, effective immediately. Mr. Tounge joined the Company in late 2009 and will continue to serve the Company in his current position of Manager – Commercial Operations and Investor Relations. Mr. Tounge succeeded Edward B. Whittemore, who served as the Company’s Secretary from February 2006 until December 2010.

In connection with Mr. Tounge’s officer appointment, on December 8, 2010, the Company and Mr. Tounge entered into an Indemnification Agreement related to his service as an officer of the Company, which Agreement is substantially identical to the agreements in place for the Company’s other officers. A copy of the form of this Agreement has previously been filed as Exhibit 10.1 to the Company’s current report on Form 8-K dated June 2, 2009.

Stock Awards to Non-Employee Directors

On December 8, 2010, the Board approved awards of shares of the Company’s Common Stock (“Stock”) to each of the following non-employee directors pursuant to Section 9 of the Company’s 1998 Stock Incentive Plan (the “Plan”) and the Company’s Non-Employee Director Compensation Policy (the “Policy”).

Name	Number of Shares Awarded
Donald V. Basso	15,000
Walter McCann	15,000
Robert J. Mollah	15,000
Ronald Pettirossi	15,000
J. Robinson West	15,000
J. Thomas Wilson	15,000

Each of the awards specified above (each a “Director Award”) was made pursuant to the Policy which was originally adopted by the Board in May 2009, and pursuant to the terms of Section 9 of the Plan. The number of shares of Stock comprising each Director Award specified above was, in each case, equal to $35,000 divided by the fair market value of a share of Stock on June 30, 2010 (as calculated under the Plan) and rounded up to the nearest whole share; provided that, the number of shares for each Director Award was subject in each case to a maximum annual cap of 15,000 shares. Under the Policy, any difference between the value of the shares comprising each Director Award and $35,000 is added back to the amount of the cash retainer paid each year to such director under the Policy, spread out over a 12-month period commencing in December 2010.

Amendment and Restatement of the Company’s 1998 Stock Incentive Plan

On December 8, 2010, the Board approved an amendment and restatement of the Company’s 1998 Stock Incentive Plan to reflect an amendment to Section 2 of the Plan to increase the authorized shares of common stock reserved for awards under the Plan by 2,000,000 shares, to a total of 7,205,000 shares (which was described as Proposal No. 4 in the Company’s 2010 Proxy Statement, which amendment was approved by the Company’s shareholders on December 8, 2010, as well as certain other non-material amendments to the Plan approved by the Board during 2010.

A copy of the Plan, as amended and restated through December 8, 2010 is attached hereto as Exhibit 10.1 and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following documents are filed herewith as exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation related to Article Twelfth as filed on December 10, 2010 with the Secretary of the State of the State of Delaware.

10.1	Magellan Petroleum Corporation, 1998 Stock Incentive Plan, as amended and restated through December 8, 2010.

99.1	Company press release, dated December 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ William H. Hastings
Name: William H. Hastings
Title: President and Chief Executive Officer

Dated: December 13, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation related to Article Twelfth as filed on December 10, 2010 with the Secretary of the State of the State of Delaware.

10.1	Magellan Petroleum Corporation, 1998 Stock Incentive Plan, as amended and restated through December 8, 2010.

99.1	Company press release, dated December 10, 2010.